SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement.    [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)).
[x] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to Rule 14a-12.

                           Gold Banc Corporation, Inc.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [x] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

                  1) Title of each class of securities to which transaction applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)       Proposed maximum aggregate value of transaction:

                  5)       Total fee paid:

         [ ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:

                     -----------------------------------------------------
                  2) Form, Schedule or Registration Statement No.:

                     -----------------------------------------------------
                  3) Filing Party:

                     -----------------------------------------------------
                  4) Date Filed:

                     -----------------------------------------------------

                           GOLD BANC CORPORATION, INC.


                                   -----------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 21, 2004


                                   -----------


The Annual Meeting of Stockholders of Gold Banc Corporation, Inc. (the "Company") will be held in Cottonwood 3 Ballroom at the Sheraton Overland Park Hotel, 6100 College Blvd, Overland Park, Kansas on Wednesday, April 21, 2004 , at 9:00 a.m. local time, for the following purpose:


     1.   To elect three Class II Directors to serve for a term of three years.

     2. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 4, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any postponements and adjournments thereof.

         You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please sign and date the enclosed proxy and promptly return it in the envelope provided. No postage is necessary if mailed in the United States. If you are a stockholder of record and attend the meeting, you may revoke your proxy by voting in person. We look forward to seeing you at the meeting.

                                 By Order of the Board of Directors,

                                 GOLD BANC CORPORATION, INC.

                                 Rick Tremblay
                                 Corporate Secretary

Leawood, Kansas
March 18, 2004

                           GOLD BANC CORPORATION, INC.
                                11301 Nall Avenue
                              Leawood, Kansas 66211

`
                                  -----------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders

                            to be held April 21, 2004

                                   -----------


                               GENERAL INFORMATION

         This proxy statement is being furnished to the stockholders of Gold Banc Corporation, Inc., a Kansas corporation (the "Company"), in connection with the Annual Meeting of Stockholders to be held in Cottonwood 3 Ballroom at the Sheraton Overland Park, 6100 College Blvd, Overland Park, Kansas on Wednesday, April 21, 2004 , at 9:00 a.m. local time. This proxy statement was first mailed on or about March 22, 2004 to all stockholders entitled to vote at the Annual Meeting.


         The Company's Board of Directors is soliciting proxies in order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting. Whether or not you are able to attend the Annual Meeting, you are urged to sign, date and return the proxy in the enclosed envelope. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the stockholder's directions. A stockholder may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter.

         The enclosed proxy may be revoked at any time before it is voted by (a) so notifying the Corporate Secretary of the Company in writing, (b) executing a proxy with a later date and delivering such later proxy to the Corporate Secretary of the Company prior to the Annual Meeting or (c) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

         Employees of the Company and its affiliates who participate in either the Gold Banc Corporation, Inc. Employees' Stock Ownership Plan and Trust may vote shares of common stock of the Company credited to their account by instructing Gold Trust Company, St. Joseph, Missouri, the trustee of the plan. The enclosed proxy card will serve as the instruction card. The trustee of the plan will vote such shares in accordance with duly executed instructions received by April 11, 2004. The trustee at its discretion will vote shares credited to a participant's account for which no instructions are received. Each participant may revoke previously given voting instructions by filing with the trustee a written notice to that effect by April 14, 2004.

         For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. With respect to the election of directors, abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If no instructions are given on the accompanying proxy, the shares registered thereby will be voted for the nominees listed herein. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

         The Company will bear the cost of solicitation of proxies, which will be principally conducted by mail; however, certain officers of the Company may also solicit proxies by telephone, internet, facsimile or in person. Such cost may also include ordinary charges and expenses of brokerage firms and others for forwarding soliciting material to beneficial owners.

         On March 4, 2004, the record date for determining stockholders entitled to vote at the Annual Meeting and any postponements and adjournments thereof, the Company had outstanding and entitled to vote approximately 39,845,068 shares of common stock, par value $1.00 per share (the "Common Stock"). Each outstanding share of Common Stock entitles the record holder to one vote.


                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, elected for terms of three years and until their successors are elected and qualified. Three Class II directors are to be elected at the Annual Meeting. The proxies named in the accompanying proxy intend to vote for the election of Allen D. Petersen, J. Gary Russ and Donald C. McNeill as Class II directors. In the event Messers. Petersen, Russ and McNeill should become unavailable for election, which is not anticipated, the proxies will be voted for such substitute nominee as may be nominated by the Board of Directors. The Company's bylaws require all nominations for director by stockholders to be submitted to the corporate secretary of the Company no later than 120 days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year's annual meeting of stockholders. No nominations were received by the Company from stockholders. Accordingly, if a quorum is present, all of the directors recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors, will be elected directors of the Company

         The following summaries set forth information about the nominees to the Board of Directors and those directors who are continuing in office for the respective periods and until their successors are elected and qualified.


                     Class II--Continuing Term Expiring 2007

         Allen D. Petersen, 63, was appointed to the Board of Directors of the Company on July 31, 1997. Mr. Peterson also is Chairman of Draupnir, LLC, a private equity fund. In addition to his position as a Director, Mr. Peterson serves as a member of the Compensation Committee. Mr. Petersen was the Chairman and Chief Executive Officer of American Tool Companies until its sale in 2002.

         J. Gary Russ, 54, was appointed to the Board of Directors of the Company on April 26, 2000. In addition to his position as a Director, Mr. Russ serves as a member of the Audit Committee. Mr. Russ has served as non-executive Chairman of the Board of Gold Bank-Florida since 1995. For more than five years, Mr. Russ has been the Manager and General Partner of Citrus Groves, Ltd.

         Donald C. McNeill, 52, was appointed to the Board of Directors of the Company on April 26, 2000. In addition to his position as a Director, Mr. McNeill serves as a member of the Compensation Committee. Mr. McNeill served as Chairman and Chief Executive Officer of CountryBanc, which was acquired by the Company in 2000. For twenty years, he has served as President, director and principal stockholder of Banc West, Inc. He is also a director of Bank of the West, a wholly-owned subsidiary bank of Banc West, Inc. with total assets of approximately $100 million.

         The Board of Directors recommends a vote "FOR" the election of Allen D. Petersen, J. Gary Russ and Donald C. McNeill.


                        Class III--Term Expiring in 2005

         William Randon, 47, was appointed to the Board of Directors on March 6, 2001, upon the retirement of William Wallman. In addition to his position as a Director, Mr. Randon serves as a member of the Nominating and Corporate Governance Committee. Mr. Randon is Co-CEO of B2B Solutions, LLC, a private equity fund focused on e-commerce companies. Formerly, Mr. Randon was Vice-Chairman of CountryBanc, which was acquired by the Company in 2000.

         William R. Hagman, Jr., 68, has served as a director of the Company since November 12, 1998. In addition to his position as a Director, Mr. Hagman serves as a member of the Nominating and Corporate Governance Committee. From May 2000 to the present, Mr. Hagman has served as a director of Gold Bank-Florida. For more than five years, Mr. Hagman has been the President of Hagman Companies, Inc.

         Robert J. Gourley, 67, was appointed to the Board of Directors of the Company on June 16, 2003 and was elected by the Directors to be Chairman of the Board on October 22, 2003. In addition to his position as a Director, Mr. Gourley serves as member of the Company's Audit Committee and as a Chairman of the Company's Nominating and Corporate Governance Committee. Mr. Gourley is the owner and Chief Executive Officer of Graphic Distributors, Inc., a film manufacturing firm. Mr. Gourley was also the founder and Chairman of the Board of First Business Bank of Kansas City, which was acquired by the Company in 2000.

                           Class I--Term Expiring 2006

         Malcolm M. Aslin, 56, was appointed to the Board of Directors on February 11, 1999. He has served as the Company's Chief Executive Officer since March 17, 2003 and has served as the Company's President and Chief Operating Officer since February 10, 1999. From October 1995 until February 10, 1999, Mr. Aslin served as (a) Chairman of the Board of Western National Bank and Unison Bancorporation, Inc. in Lenexa, Kansas and (b) Chairman and Managing Director of CompuNet Engineering, L.L.C., a Lenexa, Kansas computer service business the Company acquired in February 1999. From May 1994 until May 1995, Mr. Aslin served as President of Langley Optical Company, Inc., a wholesale optical laboratory located in Lenexa, Kansas. Prior to purchasing Langley Optical Company, Mr. Aslin spent more than 22 years in various positions with UMB Banks and United Missouri Financial Corporation, including President, Chief Operating Officer and Director of United Missouri Bancshares, Inc. and President and Director of UMB's Kansas City bank, United Missouri Bank of Kansas City, N.A.

         Daniel P. Connealy, 57, was appointed to the Board of Directors on April 22, 2003. In addition to his position as a Director, Mr. Connealy has been appointed as the Chairman of the Audit Committee. Mr. Connealy also serves a member of the joint Board of Trustees of Frank Russell Investment Company and the Russell Investment Company. Mr. Connealy previously served as Vice President and Chief Financial Officer of Stilwell Financial Inc. Prior to joining Stilwell, he was a partner for 22 years with PricewaterhouseCoopers LLP, where he was employed for more than 32 years. While at PricewaterhouseCoopers, he specialized in service to asset managers and related fund companies.

         D. Patrick Curran, 59, was appointed to the Board of Directors of the Company on April 26, 2000. In addition to his position as a Director, Mr. Curran has been appointed as the Chairman of the Compensation Committee. Mr. Curran is a Chief Executive Officer-level executive with expertise in restructuring, leveraged buyouts, acquisitions, divestitures and international joint venture formation. For more than five years, Mr. Curran also served on the Board of Directors of First Business Bankof Kansas City, which was acquired by the Company in 2000.


           CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth information as of March 4, 2004 the shares of Common Stock beneficially owned by (a) each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (b) each of the directors and nominees for election as a director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table and (d) all directors, nominees and executive officers of the Company as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power over the shares listed.


                                                                Amount and Nature of
Name and Address of Beneficial Owner                            Beneficial Ownership         Percent of Class

Malcolm M. Aslin(1)..................................                        228,298                        *
Rick I. Tremblay(2)..................................                         79,521                        *
Donald C. McNeill(3).................................                        907,865                    2.28%
William R. Hagman, Jr.(4)............................                        722,258                    1.81%
J. Gary Russ(5)......................................                        340,777                        *
Allen D. Petersen(6).................................                        631,828                    1.59%
William Randon(7)....................................                        335,456                        *
D. Patrick Curran(8).................................                        295,192                        *
E. Miles Prentice, III(9)............................                         79,000                        *
Daniel P. Connealy(10) ..............................                         15,000                        *
Robert J. Gourley(11)................................                        205,328                        *
Ted Lister (12)......................................                          8,400                        *
Phil Zemel (13)......................................                          6,000                        *

Directors, nominees and executive officers as a group
   (13 persons)......................................                      3,855,923                      9.7%

-----------

*        Less than 1%.

(1) Includes: (a) shares owned by Mr. Aslin, (b) 108,000 shares of restricted stock (c) 8,000 shares held jointly with Mr. Aslin's spouse, (d) 630 shares held by Mr. Aslin's spouse in an IRA, (e) 1,765 shares held in Mr. Aslin's name under the Company's Employees' Stock Ownership Plan, (f) 1,014 shares held in Mr. Aslin's name under the Company's 401(k) Plan and (g) 73,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(2) Includes: (a) 24,824 shares owned by Mr. Tremblay, (b) 42,000 shares of restricted stock (c) 697 shares held in Mr. Tremblay's name under the Company's Employees' Stock Ownership Plan and (d) 12,000 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(3) Includes: (a) 890,283 shares held by family limited partnership of which Mr. McNeill is president of the general partner, (b) 82 shares held by Mr. McNeill in an IRA, and (c) 17,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(4) Includes: (a) shares owned by the following record owners that are subject to the terms of proxies granting Mr. Hagman the right to vote the shares:
     130,982 shares owned by Dorothy F. Hagman, Trustee u/t/a 9/13/82; 217,450 shares owned by John R. Hagman and Susan G. Hagman, Trustees u/t/a 12/19/97; 13,000 shares owned by Hagman Associates, L.P., of which Mr. Hagman is Managing Partner; 2,360 shares owned by H&H Investment Partnership, of which Mr. Hagman is a partner; 100,001 shares owned by the Hagman Family Irrevocable Trust #1, of which Mr. Hagman is co-trustee; and 117,649 shares owned by the Hagman Family Irrevocable Trust #2, of which Mr. Hagman is co-trustee; (b) 118,316 shares owned by William R. Hagman, Jr., Trustee u/t/a 12/19/86; and (c) 22,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(5) Includes: (a) 173,814 shares owned by J. Gary Russ, (b) 22,374 shares owned by J. Gary Russ and Christine Russ as joint tenants, (c) 20,000 shares owned by J. Gary Russ and Cathryne Russ as joint tenants, (c) 826 shares owned by Mr. Russ' spouse, (d) 94,995 shares owned by Russ Citrus Groves, Ltd., of which Mr. Russ is a General Partner, and (e) 28,768 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(6) Includes: (a) 62,500 shares owned by Mr. Petersen, (b) 300,000 shares owned by Draupnir, LLC, for which Mr. Petersen is a member, (c) 241,828 shares owned by The Lifeboat Foundation, for which Mr. Petersen is one of three directors, and (d) 27,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(7) Includes (a) 322,956 shares owned by Mr. Randon, and (b) 12,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(8) Includes: (a) 103,552 shares owned by Mr. Curran, (b) 74,140 shares in irrevocable trusts for Mr. Curran's children, (c) 100,000 shares held by C3 Holdings, LLC, of which Mr. Curran is a member, and (d) 17,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(9) Includes: (a) 65,500 shares owned by Mr. Prentice, (b) 1,000 shares owned by Mr. Prentice's spouse and (c) 12,500 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(10) Includes 15,000 shares owned by Mr. Connealy.

(11) Includes: (a) 20,328 shares owned by Mr. Gourley, (b) 135,000 shares held by the family charitable foundation, and (c) 50,000 shares held by Mr. Gourley jointly with his spouse.

(12) Includes: (a) 6,000 shares of restricted stock and (b) 2,400 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.

(13) Includes: (a) 6,000 shares of restricted stock and (b) 1,000 shares that can be acquired within 60 days of March 4, 2004 pursuant to options.


                    COMPENSATION OF DIRECTORS AND EXECUTIVES

Compensation of Directors


         Non-employee directors of the Company in 2003 received (a) annual retainers of 18,000, (b) $1,500 per board meeting attended and $750 per telephonic board meeting, (c) $1,250 per committee meeting attended and $500 per telephonic committee meeting. Each committee chairman also received an additional annual retainer of $5,000. In addition, Messers. Russ, Hagman and Curran received special payments of $15,000, $30,000 and $15,000, respectively for their service on the Company's Audit Committee in connection with the investigation regarding the misappropriation of funds by Mr. Gullion. In 2003, continuing non-employee directors received options to purchase 5,000 shares of the Company's common stock at an exercise price of $10.41 per share and new non-employee directors received options to purchase 2,500 shares of the Company's common stock at an exercise price of $12.75 per share for serving on the Board of Directors. Options granted to directors vest and become fully exercisable on the first anniversary of the grant date. Accordingly, the options granted by the Company to the continuing non-employee directors have vested on January 22, 2004 and the options to the new non-employee directors will vest on October 22, 2004. All options will automatically vest upon a change in control of the Company. As of the date of this proxy, the Company has granted options for 176,268 shares of Common Stock to non-employee directors. In addition, the Company reimburses directors for expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Employees of the Company receive no additional compensation for serving as a director.


Compensation Committee Report on Executive Compensation

         The Compensation Committee is composed of D. Patrick Curran, Donald C. McNeill and Allen D. Peterson. The Compensation Committee meets periodically during the course of the year to consider compensation programs for executive officers and senior managers of the Company.

Compensation Philosophy and Objectives

         The Company's compensation programs are designed to provide fair and reasonable compensation to all employees, including its executive officers and senior managers. The Committee's specific objectives are to: (i) provide annual compensation that takes into account the Company's performance relative to its financial goals and objectives; (ii) align the financial interests of the executive officers with those of stockholders by providing significant equity-based long-term incentives; and (iii) offer a total compensation program for executive officers based on the level of responsibility of the executive's position and necessary skills and experience relative to other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer financial institutions.

Compensation Components and Process

         There are three major components of the Company's executive officer and senior manager compensation programs: (1) base salary, (2) annual incentive awards and (3) long-term incentives.

         The process utilized by the Committee in determining executive officer compensation levels for all of these components is based upon the Committee's judgment and takes into account objective qualitative and quantitative factors. However, the Committee emphasizes that in determining executive officer compensation levels, particular attention is placed on tying a significant portion of executive compensation to the success of the executive officer and the Company in meeting established financial and performance goals.

         For support in the compensation decision process, the Committee engaged an independent compensation consultant to provide assistance in developing guidelines for executive compensation and providing market data to determine relevant compensation practices of the Company's peer group of banks. The Company's peer group of banks, as developed by the independent compensation consultant, consists of national and regional bank holding companies that offer diversified financial services to its customers and are of comparable asset size. The committee takes into account the peer information when formulating its recommendations, but the Committee does not target total compensation or any component thereof to any particular point within, or outside, the range of the peer group results.

Long-term Incentive Awards

         The stock-based awards (typically, Incentive Stock Option Grants) are generally granted to executive officers on an annual basis by the Committee. The stock option awards cannot be issued with an exercise price below the market price of the Company's common stock price at the time of the award and the exercise price cannot be changed after the award is issued, except to accommodate any dividends, stock splits or conversions that would affect all stockholders.

         The Committee has historically granted stock options as a means of providing long-term incentives to employees. All options granted under the Company's 1996 Equity Compensation Plan, as amended (the "Plan"), vest incrementally over a five-year period based upon the optionee's continued employment by the Company. The Committee therefore bases its decision with regard to stock options granted to its executive officers primarily upon the total number of options available for grant and the officer's position.

         In consultation with its compensation consultant, the Committee in 2003 began granting awards of restricted stock and restricted stock units to certain of its executive officers. These grants benefit the recipients by enabling the recipients to receive the appreciation in the value of the Company's common stock, thus providing additional long-term incentives. In addition, the vesting of awards made to the Company's Chief Executive Officer and Chief Financial Officer are tied to the price of the Company's common stock, thereby aligning the interests of these officers with the Company's stockholders. Restricted stock units also provide an equity-based compensation that may not result in dilution of the Company's stockholders as such awards may be paid out in cash upon vesting.

         On October 22, 2003, the Committee awarded Malcolm M. Aslin, the Company's Chief Executive Officer, 132,000 shares of restricted stock and 88,000 restricted stock units. The

Committee also awarded Rick Tremblay, the Company's Chief Financial Officer, 60,000 shares of restricted stock and 40,000 restricted stock units. Other executive officers also were awarded various amounts of restricted stock and restricted stock units. The vesting of the restricted stock and restricted stock units awarded to Mr. Aslin and Mr. Tremblay is contingent upon, among other things, the obtainment of certain price thresholds by the Company's common stock, and in some cases, their continued employment with the Company. The vesting of the awards made to the other executive officers will occur on the third anniversary of the date of the award, provided such individual has been continuously employed with the Company during this time period. All awards vest immediately upon a change in control.

Compensation of Chief Executive Officer

         Malcolm M. Aslin became the Chief Executive Officer on March 17, 2003. Mr. Aslin's base salary has been set by the Compensation Committee at $425,000. See "Employment Contracts."

Compensation of Former Chief Executive Officer

         Michael W. Gullion served as Chief Executive Officer during the first quarter of 2003 until his removal on March 17, 2003. Mr. Gullion's base salary for 2003 was set by the Committee at $500,000. His 2003 compensation also included options for 100,000 shares of common stock. None of these options had vested when Mr. Gullion's employment was terminated and, thus, have been forfeited.

Compensation Committee Members

D. Patrick Curran, Chairman
Donald C. McNeill
Allen D. Petersen

Compensation of Executives


         The table below sets forth information concerning the annual and long-term compensation paid to or earned by (i) any individual serving as the Company's Chief Executive Officer during 2003, (ii) the four most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2003, and (iii) up to two additional individuals for whom disclosure would have been provided, but for the fact that the individual was not serving as an executive officer on December 31, 2003.

                           Summary Compensation Table

                                                                                      Long Term
                                                Annual Compensation               Compensation Awards

                                                                                             Securities
                                                                              Restricted     Underlying         All Other
     Name and Principal Position          Year      Salary       Bonus(1)     Stock$(2)        Options         Compensation
     ---------------------------          ----      ------       --------     ----------       -------         ------------

Malcolm M. Aslin (5)                        2003     $399,639      $205,000      2,805,000          80,000          $20,700(3)
Chief Executive Officer, President          2002     $300,000      $100,000            -0-          50,000          $17,536(3)
  and Chief Operating Officer               2001     $251,231       $50,000            -0-          25,000          $13,875(3)

Rick Tremblay                               2003     $221,240      $125,000      1,275,000          15,000           $1,995(3)
Executive Vice President, Chief             2002     $175,000       $50,000            -0-          15,000           $1,996(4)
  Financial Officer and Corporate           2001     $141,765       $50,000            -0-           5,000           $1,602(4)
  Secretary

Ted Lister (6)                              2003     $128,770       $25,000        127,500           5,000          $15,234(4)
Senior Vice President, Human Resources      2002      $96,811        $5,000            -0-           5,000           $6,015(4)
                                            2001      $27,005           -0-            -0-           1,000                 -0-

Phil Zemel (7)                              2003     $122,360       $15,000        127,500           5,000           $5,123(4)
Chief Credit Administrator                  2002      $89,964             0              0           5,000           $3,398(4)

Former Executive Officers

Michael W. Gullion (8)                      2003     $197,634      $360,000            -0-         100,000           $5,330(4)
Former Chairman and Chief Executive         2002     $450,000      $225,000            -0-          80,000          $13,408(4)
  Officer                                   2001     $375,000      $125,000            -0-          35,000           $9,848(4)

John R. Price (9)                           2003     $137,111       $75,000            -0-             -0-           $9,670(4)
Former Executive Vice President -           2002     $175,000       $50,000            -0-          15,000           $9,315(4)
  Credit Administration                     2001     $150,462       $20,000            -0-           5,000           $7,509(4)

-----------


(1)  Represents amounts paid in fiscal year.

(2) On October 22, 2003, each of the executive officers in the table above (except for Messrs. Gullion and Price) were granted restricted stock and restricted stock units. Mr. Aslin was granted 132,000 shares of restricted stock and 88,000 restricted stock units. Mr. Tremblay was granted 60,000 shares of restricted stock and 40,000 restricted stock units. Messrs. Lister and Zemel were each awarded 6,000 shares of restricted stock and 4,000 restricted stock units. The value of these awards is included in the table above and reflects a per share and per unit value of $12.75 based upon the closing price of the Company's common stock of the date of grant.

(3) Includes contributions to the Company's Employees' Stock Ownership Plan during the year for the previous year, matching contributions under the Company's 401(k) Plan, supplemental disability insurance, imputed income for group term life insurance in excess of $50,000, and personal use of a Company owned automobile or an automobile allowance.

(4) Includes contributions to the Company's Employees' Stock Ownership Plan during the year for the previous year, matching contributions under the Company's 401(k) Plan, supplemental disability insurance, and imputed income for group term life insurance in excess of $50,000.

(5) Mr. Aslin became the Company's Chief Executive Officer effective as of March 17, 2003.

(6)  Mr. Lister became an employee of the Company on November 8, 2001.

(7)  Mr. Zemel became an employee of the Company on February 5, 2002.

(8) Mr. Gullion was replaced as the Company's Chairman and Chief Executive Officer effective as of March 17, 2003.

(9) Mr. Price resigned as Executive Vice President - Credit Administration effective as of April 15, 2003.

Options Granted and Options Exercised in the Last Fiscal Year

         The following tables set forth certain information concerning options granted during the fiscal year ended December 31, 2003 to the executive officers named in the Summary Compensation Table and the number and value of the unexercised options held by such persons on December 31, 2003:


                        Option Grants in Last Fiscal Year

                                   Number of        Percent of
                                  Securities       Total Options                                   Potential Realized Value At
                                  Underlying        Granted to       Exercise or                     Assumed Annual Rates of
                                    Options        Employees in      Base Price      Expiration     Stock Price Appreciation
Name                              Granted (1)       Fiscal Year       ($/Share)         Date             For Option Term
----                              -----------       -----------       ---------         ----             ---------------
                                                                                                        5%             10%
                                                                                                        --             ---

Malcolm M. Aslin                      30,000             7.88%          $10.41       1/22/2013       $196,404        $497,726
Malcolm M. Aslin                      50,000            13.13%           $8.05       3/31/2013       $253,130        $641,481
Rick Tremblay                         15,000             3.94%          $11.03       7/23/2013       $104,051        $263,685
Ted Lister                             5,000             1.31%          $11.03       7/23/2013        $34,684         $87,895
Phil Zemel                             5,000             1.31%          $11.03       7/23/2013        $34,684         $87,895

Former Executive Officers
Michael W. Gullion(2)                100,000            26.26%          $10.41       1/22/2013       $654,679      $1,659,086

-----------

(1) All options granted under the Company's 1996 Equity Compensation Plan, as amended, vest incrementally over a five-year period based upon the optionee's continued employment by the Company.

(2) As part of the restitution and settlement agreement between the Company and Mr. Gullion, all options granted to Mr. Gullion in 2003 were forfeited.


                      Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values
                                                                              Number of Securities         Value of Unexercised
                                                                             Underlying Unexercised       In-the-Money Options at
                                       Shares Acquired        Value        Options at Fiscal Year-End       Fiscal Year-End(1)
                                                                                  --------------------            ------------
Name                                     on Exercise         Realized      Exercisable/ Unexercisable   Exercisable/ Unexercisable

Malcolm M. Aslin                              0                 0               37,500 / 145,000            $212,275 / $740,250
Rick Tremblay                                 0                 0                8,000 / 32,000             $64,800 / $170,000
Ted Lister                                    0                 0                 1,400 / 9,600              $9,584 / $47,026
Phil Zemel                                    0                 0                     0 / 0                       $0 / $0

Former Executive Officers

Michael E. Gullion                         161,000           $773,150                 0 / 0                       $0 / $0
John R. Price                               5,000            $17,820               13,500 / 0                  $65,560 / $0

-----------

(1) These values were calculated based on the difference between the exercise price and an assumed common stock value of $14.06 per share, which was the closing price of the Common Stock on the Nasdaq National
         Market on December 31, 2003.


                                       8

                               EXECUTIVE OFFICERS

         As of March 1, 2004, the Company's executive officers are as set forth below.

                                                               Principal Occupation and
Name                    Age                                  Five Year Employment History
--------------------    ---      --------------------------------------------------------------------------------

Malcolm M. Aslin         56      Mr. Aslin was appointed to the Board of Directors on February 11, 1999.  He has
                                 served as the Company's Chief Executive Officer since March 17, 2003 and has served as the Company's President and Chief Operating Officer since February 10, 1999.
                                 From October 1995 until February 10, 1999, Mr. Aslin served as (a) Chairman of the
                                 Board of Western National Bank and Unison Bancorporation, Inc. in Lenexa, Kansas
                                 and (b) Chairman and Managing Director of CompuNet Engineering, L.L.C., a Lenexa,
                                 Kansas computer service business the Company acquired in February 1999.  From May
                                 1994 until May 1995, Mr. Aslin served as President of Langley Optical Company,
                                 Inc., a wholesale optical laboratory located in Lenexa, Kansas.  Prior to purchasing Langley Optical Company, Mr. Aslin spent more than 22 years in various positions with UMB Banks and United Missouri Financial Corporation, including
                                 President, Chief Operating Officer and Director of United Missouri Bancshares, Inc.
                                 and President and Director of UMB's Kansas City bank, United Missouri Bank of
                                 Kansas City, N.A.

Rick J. Tremblay         52      Mr. Tremblay has served as the Company's Executive Vice President, Chief Financial
                                 Officer and Corporate Secretary since December 18, 2000.  He was previously a Vice
                                 President and Controller at UMB Financial Corporation and UMB, N.A., Kansas City,
                                 Missouri for almost four years.  Mr. Tremblay was also employed as Vice President and Controller for Simmons First National Corporation and Simmons First National
                                 Bank of Pine Bluff, Arkansas for 14 years.

Ted Lister, Jr.          42      Mr. Lister has served as the Company's Senior Vice President - Human Resources
                                 since November 8, 2001.  He was previously a human resources director for U.S.
                                 Bank, N.A., and its predecessors, from 1990 through 2001.

Phil Zemel               52      Mr. Zemel has served as the Company's Senior Vice President and Director of Credit
                                 Policy and Administration since May 19, 2003.  He was previously a senior credit officer with 1st  Financial Bank from January, 2001 to February, 2000, and with
                                 First Commercial Bank from March, 1998 to July, 2000

                              EMPLOYMENT CONTRACTS

Mr. Malcolm M. Aslin. Malcolm M. Aslin has entered into an employment agreement with the Company (the "Agreement"). The term of Mr. Aslin's Agreement is a rolling two year term (at all times the Agreement is deemed to have a two year term from any date that occurs within the term of the Agreement). The Agreement provides that Mr. Aslin will be the President and Chief Executive Officer of the Company and be a member of the Company's Board of Directors. Throughout the employment period, Mr. Aslin will receive $425,000 as base compensation. His base compensation may be modified from time to time by the Board of Directors of Company but will not be less than $425,000. Mr. Aslin is also entitled to participate in the executive performance incentive program. The Agreement may be terminated by the Company or Mr. Aslin, without cause, by giving 30 days written notice to the other party. If the Agreement is terminated by the Company other than for "cause" (as defined in the Agreement), the Company will continue to pay the base compensation to Mr. Aslin for two years from the effective date of the termination of employment. If Mr. Aslin is terminated for "cause," or he voluntarily terminates the Agreement, then he will receive compensation through the effective date of termination of employment. If a Change in Control (as defined below) of the Company occurs and Mr. Aslin's employment with the Company terminates for any reason, the Company is obligated to pay Mr. Aslin two times his annual base compensation in effect as of the date the Change of Control is consummated. A Change in Control of the Company will be deemed to occur upon (a) a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, (b) the hostile replacement of at least the majority of the Board of Directors, (c) the approval by the Company's stockholders of a plan of liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company, or (d) a person acquiring 20% or more of the shares of Common Stock or voting power of the stock of the Company.

Mr. Rick Tremblay. Rick Tremblay entered into a change in control agreement with the Company on November 5, 2003. The term of this agreement continues throughout the duration of the Mr. Tremblay's employment by the Company unless earlier terminated. Either party may terminate the agreement without cause by giving 30 days written notice to the other party. Further, the Company may terminate the agreement for "cause" (as defined in the agreement) without notice. If Mr. Tremblay is terminated for cause, then he will only receive compensation through the effective date of termination. If a change in control in the Company (as defined in the agreement) occurs during the term of this Agreement and Mr. Tremblay's employment terminates for any reason (other than his death) at any time within twelve (12) months after the change of control is consummated, then Mr. Tremblay will be entitled to receive a lump sum payment, in cash, in an amount equal to the annual base compensation in effect for Mr. Tremblay as of the date the change of control is consummated.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The standing committees of the Board of Directors consisted of an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

         Audit Committee. Daniel P. Connealy, Robert J. Gourley and J. Gary Russ are members of the Company's Audit Committee. On April 22, 2003, the Board of Directors appointed Mr. Connealy to serve as the Chairman of the Audit Committee. The Board of Directors has determined that all members of the Audit Committee are "independent" defined by applicable listing standards of Nasdaq Stock Market, Inc., and that Mr. Connealy is an audit committee financial expert. The Audit Committee is governed by the Amended and Restated Audit Committee Charter adopted by the Board of Directors, a copy of which is available on the Company's web site at www.goldbanc.com. As set forth in the Audit Committee Charter, the Audit Committee is appointed by the Board of Directors to perform specific duties and responsibilities, including the following:

     o overseeing and reviewing the integrity of the Company's financial statements, financial reports and other financial information provided by the Company to any governmental body or the public;

     o overseeing and reviewing the integrity and adequacy of the Company's auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board of Directors have established;

     o overseeing, handling and reviewing reports and complaints regarding the financial reporting, auditing, accounting and internal controls of the Company;

     o overseeing and reviewing any significant findings by bank regulatory agencies, together with management's responses, and monitoring corrective actions to such findings;

     o overseeing and reviewing the Company's compliance with legal and regulatory requirements, including internal controls designed for that purpose;

     o reviewing areas of potential significant financial risk to the Company and discussing guidelines and the process by which risk assessment and management is undertaken; and

     o overseeing and reviewing the independence, qualifications and performance of the Company's independent auditor.

Compensation Committee. D. Patrick Curran, Donald C. McNeill and Allen D. Petersen are members of the Company's Compensation Committee. Mr. Curran is the Chairman of the Compensation Committee. The Compensation Committee operates pursuant to its Charter, a copy of which is available on the Company's web site at www.goldbanc.com. The Compensation Committee is appointed by the Board of Directors to perform specified duties and responsibilities, including the following:

     o reviewing, approving and overseeing the procedures and substance of the Company's compensation policy;

     o evaluating and setting the compensation of the Company's Chief Executive Officer ("CEO"):

     o in determining the long-term incentive component of CEO compensation, considering all relevant factors, including the Company's performance and relative stockholder return, the value of similar incentive awards to CEO's at comparable companies, and the awards given to the CEO in past years;

     o reviewing and recommending to the Board, or determine, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the other senior executives, including development of an appropriate balance between short-term pay and long-term incentives while focusing on long-term stockholder interests;

     o    planning for executive development and succession;

     o making recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and

     o recommending an appropriate method by which stockholder concerns about compensation may be communicated by stockholders to the Compensation Committee and, as the Compensation Committee deems appropriate, to respond to such stockholder concerns.

Nominating and Corporate Governance Committee. Robert J. Gourley, William R. Hagman and William Randon are members of the Company's Nominating and Corporate Governance Committee. Mr. Gourley is the Chairman of the Nominating and Corporate Governance Committee. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are "independent" as defined by applicable listing standards of Nasdaq Stock Market, Inc. The Nominating and Corporate Governance Committee operates pursuant to its Charter, a copy of which is available on the Company's web site at www.goldbanc.com. The Nominating and Corporate Governance Committee is appointed by the Board of Directors to perform specific duties and responsibilities, including the following:


     o evaluating, in consultation with the Chairman of the Board and Chief Executive Officer, the current composition, size, role and functions of the Board and its committees to oversee successfully the business and affairs of the Company in a manner consistent with the Company's Corporate Governance Guidelines, and making recommendations to the Board for approval;

     o making recommendations to the Board concerning the appointment of directors to Board committees and the selection of Board committee chairs consistent with the Company's Corporate Governance Guidelines; and

     o    evaluating and review the Company's Corporate Governance Guidelines.

         As set forth in the Company's Corporate Governance Guidelines, members of the Board of Directors shall be persons who have the highest personal and professional integrity and who have demonstrated the kind of ability and judgment to work effectively with other members of the Board to serve the long-term interests of the stockholders. Members should act in a thorough and inquisitive manner, be objective and have practical wisdom and mature judgment. The Committee works with the Board of Directors as a whole on an annual basis to determine the appropriate characteristics, skills and experience for the Board of Directors as a whole and its individual members. In evaluating the suitability of nominees for election to the Board of Directors, the Committee takes into account many factors, including the following: a general understanding of management, marketing, accounting, finance and other elements relevant to the Company's success in today's business environment; an understanding of the principal operational, financial and other plans, strategies and objectives of the Company; the results of operations and the financial condition of the Company for recent periods; and educational and professional background. However, this list is not an exhaustive list of all the qualifications used by the Committee in determining the fitness or eligibility of potential director candidates. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Board of Directors and the Company at a particular point in time. Accordingly, the Committee reserves the right to consider those factors as it deems relevant and appropriate, including the current composition of the Board of Directors and its committees and the need for Audit Committee expertise.

         In determining whether to recommend a director for re-election, the Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

         The Committee does not have a formal policy of considering stockholder nominations for inclusion in the Company's proxy statement sent to stockholders in connection with the election of directors. However, the Committee will consider nominations from stockholders at the annual meeting of stockholders if the following requirements as set forth in the Company's Amended and Restated Bylaws are met. First, the stockholder making the nominee must be a stockholder of record on the record date for such meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote thereat. Second, the stockholder must deliver or cause to be delivered a written notice to the Company's Corporate Secretary. The Secretary of the Company must receive such written notice no later than 120 days prior to the day corresponding to the date on which the Company released the proxy statement for the previous year. However, if the date of the annual meeting is changed by more than 30 days from the date of the previous year's annual meeting, the written notice must be received by the Company's Corporate Secretary at a reasonable time prior to the time at which notice of such meeting is delivered to stockholders.

         The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company's stock that are beneficially owned by the stockholder; (c) for each nomination sought to be made, a description of the qualifications and business or professional experience of each proposed nominee together with the reasons for each nomination; and (d) a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about him or her that is required by the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder to be disclosed in the proxy materials for such meeting.

         The Committee also has the authority under its Charter to retain a search firm to assist it in finding appropriate nominees for election to the Board of Directors.

         During the 2003 fiscal year, the Board of Directors met 11 times. The Audit Committee met 5 times in 2003. The Compensation Committee met 6 times in 2003. The Nominating and Corporate Governance Committee met 5 times in person in 2003. During 2003, each of the directors attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and the committees on which they serve. The Company also encourages all directors to attend the annual meeting of stockholders. The Board of Directors typically meets immediately after the annual meeting of stockholders which facilitates their ability to attend the annual meeting of stockholders. Eight directors personally attended the 2003 annual meeting of stockholders.


Audit Committee Report

         The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in the Audit Committee's Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has considered whether audit-related and non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

         Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

         The Board of Directors, upon recommendation of its Audit Committee, has determined to continue the services of KPMG LLP for the current fiscal year ending December 31, 2004. Such services will include the audit of the financial statements of the Company for the fiscal year ending on such date and other appropriate accounting services. A member of KPMG LLP will attend the annual meeting and will have the opportunity to make a statement if desired. Such member will also be available to respond to appropriate questions from the stockholders.


Audit and Non-Audit Fees


         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2003, and fees billed for other services rendered by KPMG LLP. The Audit Committee pre-approves all of the services to be provided by KPMG and thus does not have a formal pre-approval policy for any non-audit services to be provided by the Company's independent auditor.

                                                                                                     2003           2002
                                                                                                     ----           ----

Audit fees, excluding audit related (1)....................................................        $345,000     $846,000
All other fees:
   Audit related fees (2)..................................................................         117,000       56,000
   Tax (3).................................................................................         267,000      330,000

   Other(4)................................................................................          96,000           --
-----------

(1) Audit fees consisted principally of the audits of the Company's 2003 and 2002 consolidated financial statements and review of the Company's 2003 and 2002 quarterly filings, and review of the follow-on registration statement filed in 2002 and issuance of a comfort letter related to such registration statement.

(2) Audit related fees consisted of audits of the Company's employee benefit plans as well as accounting consultation services.

(3) Tax fees consists of fees related to the preparation and review of the Company's federal and state income tax returns and tax consulting services.

(4) Fees associated with risk assessment of information technology of the Company's subsidiary banks.

         There were no professional services rendered by KPMG LLP during 2003 for the design or implementation of information technology services relating to Company's financial systems.

Audit Committee Members

Daniel P. Connealy, Chairman
Robert J. Gourley
J. Gary Russ

Compensation Committee Interlocks and Insider Participation


         During the fiscal year ended December 31, 2003, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board's Compensation Committee, nor did any current or past officers of the Company serve on the Compensation Committee.

                          CERTAIN RELATED TRANSACTIONS

Loans to Executive Officers, Directors and Principal Stockholders

         Certain of the officers, directors and principal stockholders of the Company and its subsidiary banks, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of the Company's banks and it is anticipated such parties will continue to be customers of the banks in the future. Credit transactions with these parties are subject to review by each bank's Board of Directors.

         Except as discussed below, all outstanding loans and extensions of credit by the banks to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not and do not involve more than the normal risk of collectibility or present other features unfavorable to the banks. None of the loans to the directors and executive officers of the Company have been classified by regulatory authorities. The aggregate balance of loans and advances under existing lines of credit to these parties was $49.1 million and $54.7 million at December 31, 2003 and 2002, respectively.


                            COMMON STOCK PERFORMANCE

         The graph set forth below is based upon information provided by SNL Securities L.C. and compares the yearly percentage change in cumulative stockholder return of the Company's Common Stock since December 31, 1998 against the cumulative return of the NASDAQ Stock (U.S.), the SNL $1 Billion--$5 Billion Bank Asset-Size Index and the SNL All Bank and Thrift Index covering the same time period. The graph is based on $100 invested on December 31, 1998 in the Company's Common Stock, the NASDAQ Stock (U.S.), the SNL $1 Billion--$5 Billion Bank Asset-Size Index and the SNL All Bank and Thrift Index, each assuming dividend reinvestment. The historical stock price performance shown on this graph is not necessarily indicative of future performance.



                           Gold Banc Corporation, Inc.


                                [Graphic Omitted]

                                                        Period Ending
                                     ----------------------------------------------------------------------------------
Index                                    12/31/98       12/31/99     12/31/00       12/31/01    12/31/02     12/31/03
----------------------------------------------------------------------------------------------------------------------
Gold Banc Corporation, Inc.               $100.00          58.91        31.10          47.70       67.14        96.25
NASDAQ - Total US*                         100.00         185.95       113.19          89.65       61.67        92.90
SNL All Bank & Thrift Index                100.00          95.67       115.57         117.28      110.70       149.40
SNL $1B-$5B Bank Index                     100.00          91.91       104.29         126.72      146.28       198.92

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003.

Used with permission.                                     All rights reserved.
crsp.com.                                                 (434) 977-1600

SNL Financial LC
(C)2003

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the Nasdaq Stock Market reports of ownership of the Company's securities and changes in reported ownership. Executive officers and directors and greater than ten percent stockholders are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with in a timely manner, except as follows: one Form 4 covering one transaction for Mr. Aslin, one Form 4 covering one transaction for Mr. Curran, one Form 4 covering one transaction for Mr. Hagman, one Form 4 covering one transaction for Mr. Lister, one Form 4 covering one transaction for Mr. O'Neill, two Form 4s covering two transactions for Mr. Petersen, one Form 4 covering one transaction for Mr. Prentice, one Form 4 covering one transaction for Mr. Randon, one Form 4 covering one transaction for Mr. Russ, one Form 4 for one transaction for Mr. Tremblay and two Form 4s covering two transactions for Mr. Zemel.


                                 OTHER BUSINESS

         As of the date of this proxy statement, management knows of no other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                PROPOSALS AND COMMUNICATIONS BY SECURITY HOLDERS

         No stockholder proposals were received by the Company for the 2004 Annual Meeting of Stockholders.

         A stockholder proposal may be considered at the Company's 2005 Annual Meeting of Stockholders only if it meets the following requirements set forth in the Company's Amended and Restated Bylaws. First, the stockholder making the proposal must be a stockholder of record on the record date for such meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote thereat. Second, the stockholder must deliver or cause to be delivered a written notice to the Company's Corporate Secretary. The Secretary of the Company must receive such written notice of proposals no later than 120 days prior to the day corresponding to the date on which the Company released this proxy statement (that is, no later than November 15, 2004). However, if the date of the 2005 annual meeting is changed by more than 30 days from the date of the 2004 annual meeting, this written notice must be received by the Company's Corporate Secretary at a reasonable time prior to the time at which notice of such meeting is delivered to stockholders.


         The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company's stock that are beneficially owned by the stockholder; (c) any material interest of the stockholder in the proposed business described in the notice; (d) the nature of the business, the reasons why it is sought to be raised and submitted for a vote of the stockholders and if and why it is deemed by the stockholder to be beneficial to the Company; and (e) if so requested by the Company, all other information that would be required to be filed with the Securities and Exchange Commission (the "SEC") if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

         Notwithstanding satisfaction of the above, the proposed business described in the notice may be deemed not properly before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted, or had it been so offered, it would have been omitted, from the notice of, and proxy materials for the meeting (and any supplement thereto) authorized by the board of directors.

         In the event such notice is timely given and the business described therein not disqualified, such business may be presented by, and only by, the stockholder who shall have given the notice required or a representative of such stockholder who is qualified under the law of the State of Kansas to present the proposal on the stockholder's behalf at the meeting.

         The Company does not have a formal policy concerning stockholders communicating with the Board of Directors or individual directors. However, stockholders may send communications to the Board of Directors at the Company's business address at Gold Banc Corporation, Inc., 11301 Nall Avenue, Leawood, Kansas 66211, Attention: Board of Directors.

         This proxy statement is accompanied by the Company's 2003 Annual Report, which includes the Company's 2003 annual report on Form 10-K.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          RICK TREMBLAY
                                          Corporate Secretary

                Please detach and mail in the envelope provided

The Board of Directors recommends a vote FOR the Election of Directors Please sign, date and return promptly in the enclosed envelope. Please mark
your vote in blue or black ink as shown here     [X]

1.  ELECTION OF DIRECTORS.

NOMINEES:

[ ] FOR ALL NOMINEES
                                        ( )  Allen D. Petersen
[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES                    ( )  J. Gary Russ

[ ] FOR ALL EXCEPT                      ( )  Donald C. McNeill
   (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

--------------------------------------------------------------------------------
     To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.[ ]






--------------------------------------------------------------------------------
2. In its discretion, the Proxy is authorized to vote upon such other business as may properly come before meeting or any adjournments or postponements, and all the matters incident to the conduct thereof.

     This instruction card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this instruction card will be voted FOR each of the nominees for director listed or their substitute in the event that any of them become unavailable for election

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE.

--------------------------------------------------------------------------------

Signature of Stockholder__________________________  Date:____________________

Signature of Stockholder__________________________  Date:____________________

Note:This instrument must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           GOLD BANC CORPORATION, INC.
                       THIS INSTRUCTION CARD IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gold Trust as a Proxy, with the power to appoint their substitutes, and hereby authorizes Gold Trust to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Gold Banc Corporation, Inc. the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 21, 2004, or any adjournment or postponements thereof. This instruction card revokes all prior proxies given by the undersigned.

  PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY USING THE
                           ENCLOSED PREPAID ENVELOPE.

                (Continued and to be signed on the reverse side)